UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 11, 2004

BLOCKBUSTER INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 11, 2004, Blockbuster Inc. (“Blockbuster”) issued a press release confirming its expression of interest to acquire Hollywood Entertainment Corporation (“Hollywood”) for $11.50 per share in cash. A copy of the press release is attached hereto as Exhibit 99.1. Also on November 11, 2004, Blockbuster’s Chairman and Chief Executive Officer, John F. Antioco, sent a memorandum to Blockbuster employees regarding Blockbuster’s expression of interest in acquiring Hollywood. A copy of the memorandum is attached hereto as Exhibit 99.2. Any solicitation or offer to buy Hollywood’s common stock will only be made, if at all, pursuant to an offer to purchase and related materials.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 11, 2004

99.2	Memorandum to Blockbuster Employees

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Dated: November 11, 2004	By:	/s/ Larry J. Zine
Larry J. Zine
EVP, CFO and CAO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 11, 2004

99.2	Memorandum to Blockbuster Employees